Post balance sheet event	12 Months Ended
Dec. 31, 2018
Post Balance Sheet Event
Post balance sheet event
32	Post balance sheet event

On 29 January 2019, the Company announced that it had signed a licence agreement with China Medical System Holdings Limited (“CMS”) for the development and commercialisation of the Group's pipeline of products in Greater China and certain South East Asian Countries. Once the Group’s development products are approved in certain territories, including the US or EU, under the terms of this agreement, Midatech intends to manufacture and supply its products to CMS. CMS will be responsible for funding the development and commercialisation of the Group's product in the territories covered by the licence. Subject to certain milestones being achieved, the Company will be eligible to receive regulatory and sales-based milestone payments as well as royalty payments.

The Company also announced that, in parallel with the licence agreement, CMS intended to invest £8m by way of a Subscription for new shares. Under the terms of this Subscription, for each new share issued, CMS would also receive one warrant over one additional share with an exercise price of 50 pence per share.

On 4 February 2019, the Company announced that, following a Placing of “Units” with new and existing institutional investors, a further £4.65m had been raised, before expenses. Each Unit comprises one ordinary share and one warrant on the same terms as the CMS subscription. Following the results of the Placing, the Company launched an Open Offer to existing shareholders to subscribe for Units to raise additional gross proceeds of up to £0.75m.

At a general meeting of the Company’s shareholders held on 26 February 2019, the Subscription, Placing and Open Offer were approved. As a result, the Company raised a total of £13.4m or £12.5m after expenses. Shareholders also voted to approve the Panel Waiver granted by the Takeover Panel in respect of the obligation by CMS (acting with a Concert Party) to make a mandatory general offer pursuant to Rule 9 of the Takeover Code. Following the general meeting, CMS held 51% of the issued share capital of the Company.

Following the general meeting, 348,215,478 new ordinary shares were issued to the subscribers in the Subscription, Placing and Open Offer and the new shares were admitted to AIM on 26 February 2019.